UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-07388

 Value Line Small Cap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item I.     Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/14 is included with this Form.

Annual Report
March 31, 2014

Value Line Small Cap Opportunities Fund, Inc.
(VLEOX)

Value Line Asset Allocation Fund, Inc.
(VLAAX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00116878

Table of Contents

President’s Letter with Economic, and Market Commentary	3

Value Line Small Cap Opportunities Fund, Inc.:
Manager Discussion of Fund Performance	6
Portfolio Highlights	8
Schedule of Investments	10

Value Line Asset Allocation Fund, Inc.:
Manager Discussion of Fund Performance	13
Portfolio Highlights	16
Schedule of Investments	18

Statements of Assets and Liabilities	25

Statements of Operations	26

Statements of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	38

Fund Expenses	39

Proxy Results	40

Federal Tax Notice	42

Management of the Funds	43

2

President’s Letter (unaudited)

Dear Fellow Shareholders:

We are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended March 31, 2014. We are especially excited to present this annual report in its new format, revised to be more informative, more useful and more reader-friendly.

The 12 months ended March 31, 2014 were rewarding ones for the equity and hybrid Value Line Funds, as investors generally focused on improved economic recovery despite persistent volatility. The annual period was also highlighted by both of the Funds being recognized for their long-term performance.

*
Value Line Small Cap Opportunities Fund, Inc. was named a Lipper Leader1 for overall Preservation versus its peers as of March 2014.i Additionally, the Fund earned an Overall four-star rating from Morningstar2 in the mid-cap growth category among 641 funds as of March 31, 2014 based on risk-adjusted returns.ii The Fund also remained a “Fund Pick” at Fidelity®.

*
Value Line Asset Allocation Fund, Inc. outpaced its peers and ranked within the top quartile of its category (mixed asset allocation growth category) for the three-, five- and ten-year periods ended March 31, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.1. The Fund was also named a Lipper Leader1 for overall Total Return and for overall Consistent Return versus its peers as of March 2014.iii Additionally, the Fund earned an Overall four-star rating from Morningstar in the aggressive allocation category among 324 funds as of March 31, 2014 based on risk-adjusted returns.iv Further, the brokerage firm Charles Schwab placed the Fund on its Select List of favored investment choices. The Fund was also featured in various national publications for its strong performance over multiple time periods.

We are particularly proud that the Value Line Asset Allocation Fund, Inc. has had the same lead portfolio manager since its inception in 1993. Celebrating its 20th anniversary during the annual period, the Fund has delivered a double-digit annualized average total return from its inception on August 24, 1993 through March 31, 2014, handily surpassing the annualized average total return of the S&P 500® Index3 over the same period. It is noteworthy that the Fund has achieved this performance record even while it held a significant portion of its assets in cash and high quality bonds, thus limiting the risk exposure of its shareholders.

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) over the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.

Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets over the 12 months ended March 31, 2014, especially given the newsworthy events of the year.

Economic Review

U.S. real Gross Domestic Product (GDP) was lackluster in the first half of 2013 at less than 2% in the first and second calendar quarters. The U.S. economy faced strong headwinds, including increases in the payroll tax and disruptions from the sequester budget cuts. Third quarter 2013 GDP, however, turned sharply upward, coming in at 4.1%, as boosted by higher consumer spending, increased business investment and rising inventories. Economic growth then slowed significantly in the final quarter of 2013, with GDP at an annualized rate of 2.6%. Early estimates for first quarter 2014 GDP forecast growth at below a 2% pace, due largely to the unusually harsh winter weather conditions through much of the U.S. However, data released in February and March 2014 suggested some economic thawing, which may put growth on a stronger path later in the year.

Despite the growing, albeit sluggish, economy, inflation remained modest. Consumer prices stayed in check, with headline Consumer Price Index (CPI) rising 1.5% for the 12 months ending March 2014 before seasonal adjustment. Food, shelter and medical care services prices increased more significantly, but limited wage growth and comparatively modest gasoline prices contributed to the relatively benign inflation scenario. The U.S. also saw moderate but unspectacular job growth. While the unemployment rate declined from 7.5% at the close of March 2013 to 6.7% at the close of March 2014, job creation was lackluster, with hiring generally concentrated in sectors representative of low-wage jobs. Overall, the consumer did look more positively on the economy, with consumer confidence rising from a reading of 69 in March 2013 to 82 in March 2014.

In recognition of the improving U.S. economy, the Federal Reserve (the “Fed”) had ongoing—and well-publicized—discussions through much of 2013 about the possibility of reducing its monthly bond-buying program. Speculation about the timing and magnitude of the tapering had great impact on both the equity and fixed income markets. As unemployment dropped close to the Fed’s stated target of 6.5%, the Fed finally announced in December 2013 that it would modestly reduce its monthly bond purchases—from $85 billion to $75 billion—beginning in January 2014. At the same time, the Fed reaffirmed its commitment to maintaining low short-term interest rates, with the targeted federal funds rate not likely to exceed 0.25%, until job creation and inflation were within the Fed’s target range. Newly appointed Fed Chair Janet Yellen, who took the helm on January 31, 2014, was seen by the financial markets as likely to follow the course set by her predecessor Ben Bernanke. Indeed, in line with market expectations, the Fed announced in each month of the first calendar quarter that it would reduce its monthly asset purchases by an additional $10 billion. The Fed’s March 2014 policy announcements also suggested a rate hike may come sooner than markets anticipated, possibly in mid-2015, and dropped language regarding the 6.5% unemployment rate as its threshold for rate hikes.

3

(continued)

Equity Market Review

U.S. equities, as measured by the S&P 500® Index3, posted robust double-digit gains for the annual period, supported by real estate market strength, manufacturing growth and a marked drop in the national unemployment rate. Still, volatility persisted.

Following a strong first quarter of 2013, volatility heightened in the second quarter of 2013, as investors were uncertain about the global economy, monetary policy and the impact of the sequester’s spending cuts. While consumers remained resilient, businesses stayed cautious, keeping inventories, capital expenditures and staffs lean. The U.S. equity market then enjoyed four consecutive months of gains from September through December 2013, despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling in the U.S. Congress. The S&P 500® Index climbed to new highs in December 2013, as the Fed ended seven months of speculation and announced it would finally begin tapering its assets purchases, signaling confidence in the U.S. economy. A bipartisan budget deal in Washington D.C. was also welcome news for investors.

U.S. equities, along with global developed market equities broadly, fell in January 2014 on reports of lower Chinese manufacturing activity amidst a variety of issues in the emerging markets. However, the decline was short-lived, with the S&P 500® Index making a fresh high in February 2014. Global concerns heightened amidst conflict in the Ukraine and severe winter weather dampened economic data, leading to barely positive returns in the S&P 500® Index in March 2014, but investors generally remained positive on U.S. equities given strong corporate earnings reports and guidance and a pick-up in merger and acquisition activity. In both February and March 2014, the Fed announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied the labor market was on solid ground.

Nine of the ten sectors of the S&P 500® Index posted positive absolute performance for the year, with the health care, industrials and consumer discretionary sectors leading the way. Telecommunication services was the weakest sector during the annual period, posting a negative return. Utilities and consumer staples, also traditionally considered defensive sectors, generated positive returns but significantly lagged the S&P 500® Index as well.

Fixed Income Market Review

The broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted modestly negative returns during the annual period. For most of 2013, the U.S. fixed income market faced several headwinds, including speculation of the Fed tapering its bond-buying program and Congressional discord resulting in protracted budget disputes and a partial U.S. government shutdown for 16 days. Economic indicators were generally improving but remained mixed with both a declining unemployment rate and job creation falling short of expectations. Demand for investment grade and high yield corporate bonds at the expense of owning U.S. Treasuries remained strong, as investors searched for yield in a still relatively low interest rate environment.

The first quarter of 2014 saw fixed income returns move back into positive territory, earning 1.84% for the three months ended March 31, 2014, though it was not enough to completely offset the losses of the last nine months of 2013. There was a clear flight to safety toward fixed income in the face of geopolitical turmoil in Ukraine and economic weakness in China. The long-term end of the U.S. Treasury yield curve performed best during the first quarter of 2014, as inflation remained well contained below the Fed’s 2% target.

For the annual period as a whole, high yield corporate bonds posted the strongest performance within the fixed income market. Investment grade corporate bonds and sovereign emerging markets debt also outperformed U.S. Treasury securities. Mortgage-backed securities, asset-backed securities and agency securities outperformed U.S. Treasuries, albeit more modestly. Meanwhile, the U.S. Treasury yield curve, or spectrum of maturities, steepened during the annual period, with rates on longer-term maturities increasing more than those on shorter-term maturities. Yields on three-month and six-month maturities actually declined. The yield on the bellwether 10-year U.S. Treasury rose approximately 86 basis points during the annual period to 2.72%.

* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.

4

(continued)

If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com. We also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds, which you can read about at www.vlfunds.com, in your investment portfolio.

Sincerely,

/s/	Mitchell Appel
Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

1
Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that truly stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

i
For Value Line Small Cap Opportunities Fund, Inc.: overall Preservation 5 rating for 3-year (10,772 funds); 5-year (9,040 funds); and Overall (10,722 funds) periods ended March 31, 2014. 4 rating for 10-year (5,374 funds) period ended March 31, 2014.

iii
For Value Line Asset Allocation Fund, Inc.: overall Total Return 5 rating for 3-year (523 funds); 10-year (305 funds) and Overall (523 funds) periods ended March 31, 2014. 4 rating for 5-year (487 funds) period ended March 31, 2014. Overall Consistent Return 5 rating for 3-year (520 funds); 5-year (484 funds); and Overall (520 funds) periods ended March 31, 2014. 4 rating for 10-year (302 funds) period ended March 31, 2014.

2
The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.

ii
For Value Line Small Cap Opportunities Fund, Inc.: Five-star rating for 3-year (642 funds) period ended March 31, 2014; four-star rating for 5-year (556 funds) and Overall (641 funds) periods ended March 31, 2014; three-star rating for 10-year (420 funds) period ended March 31, 2014.

iv
For Value Line Asset Allocation Fund, Inc.: Overall four-star rating (324 funds); 3-year 5 stars (324 funds), 5-year 4 stars (295 funds), 10-year 4 stars (164 funds) for periods ended March 31, 2014. All in the aggressive allocation category.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

4
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

5

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is long-term growth of capital.

To achieve the Fund’s investment objective the Adviser normally invests at least 80% of the market value of the Fund’s total assets in U.S. common stocks of small capitalization (including micro capitalization) companies, as measured at the time of purchase. A portion of the Fund’s assets may be invested in mid-capitalization companies. The Adviser uses Lipper Inc.’s definition, which considers a company to have a small market capitalization if its market capitalization is below the 85th percentile of the aggregate capitalization of all the companies in the Russell 3000 Index. Both the market capitalizations of the companies in the index and the composition of the index change with market conditions.

Manager Discussion of Fund Performance

Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended March 31, 2014.

How did the Fund perform during the annual period?

The Fund generated a total return of 22.21% during the 12 months ended March 31, 2014. This compares to the 24.90% return of the Fund’s benchmark, the Russell 2000® Index, during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

While the Fund generated robust double-digit absolute gains, its underperformance of the Russell 2000® Index during the 12-month reporting period can be attributed primarily to its position in cash during a strongly rising equity market. The Fund held an average of 7% of its assets in cash during the annual period. Sector allocation and stock selection overall contributed positively to the Fund’s relative results.

Which equity market sectors most significantly affected Fund performance?

An underweighted allocation to the financials sector, which underperformed the Russell 2000® Index during the annual period, contributed positively to the Fund’s relative results. Effective stock selection in the industrials sector added value as well.

Only partially offsetting these positive contributors was stock selection in and underweighted allocations to the information technology, health care and energy sectors, which each outpaced the Russell 2000® Index during the annual period and thus detracted from the Fund’s performance. Stock selection in consumer staples and an overweighted allocation to utilities, which lagged the Russell 2000® Index during the annual period, also dampened results.

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were two sizable positions in the financials sector—namely, institutional financial services firm Stifel Financial and Texas-based bank Prosperity Bancshares. Having an underweighted allocation to real estate investment trusts also boosted the Fund’s results.

Several Fund positions in the industrials sector added value, including the Fund’s largest holding during the annual period, commercial cooking equipment manufacturer Middleby. Other top contributors in the sector were commercial lighting and control systems producer Acuity Brands, aerospace and defense parts manufacturer Heico and Chinese hotel accommodations and airline ticket consolidator Ctrip.com International. We sold the Fund’s position in Ctrip.com International by the end of the annual period, taking profits.

Which stocks detracted significantly from the Fund’s performance during the annual period?

During the annual period, among the stocks that detracted most from the Fund’s relative performance were several information technology positions, including application software company Ansys and infrastructure software provider CommVault Systems, which each saw their share price decline. In health care, the Fund was hurt most by not owning several stocks that rallied strongly but which we had viewed as highly speculative. Also, positions in pharmacy benefits management services provider Catamaran and health care information management and data processing products and services provider HMS Holdings detracted. In energy, a position in Hornbeck Offshore Services, which provides marine transportation services to the offshore oil and gas industry, was a disappointment.

6

(continued)

In consumer staples, an overweighted position in Flowers Foods hurt relative results. Shares of Flowers Foods, which produces and markets packaged bakery foods for retail and food service customers, declined modestly during the annual period. Flowers Foods is what we call a “steady-eddy” stock that had provided double-digit returns in each of the prior three fiscal years, and was, perhaps, due for a rest. In our view, steady-eddy stocks are those of companies that have established strongholds in their market or market niche through proprietary products or services, which, in our view, gives them greater control of their own destiny and makes them less subject to ups and downs of the economy.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund does not use derivatives as part of its active management strategy.

Did the Fund make any significant purchases or sales during the fiscal year?

During the fiscal year, we initiated Fund positions in specialty consumer finance company Global Payments, oil and gas exploration and production company Energen and fire and emergency apparatus and specialty commercial and military truck manufacturer Oshkosh, in each case because it is a small-cap company that, in our view, has achieved strong long-term growth in its earnings and stock price and that has posted good quarterly reports recently.

The largest exits from the Fund were positions in compressor and pump maker Gardner Denver, supermarket company Harris Teeter and radio ratings research firm Arbitron, in each case the result of takeovers during the annual period.

Were there any notable changes in the Fund’s weightings during the 12-month period?

There were no material changes in the Fund’s sector weightings during the 12-month period ended March 31, 2014.

How was the Fund positioned relative to its benchmark index at the end of March 2014?

As of March 31, 2014, the Fund was overweighted relative to the Russell 2000® Index in the industrials, materials and utilities sectors. The Fund was underweighted relative to the Russell 2000® Index in the consumer discretionary, financials, energy, health care and information technology sectors and was rather neutrally weighted relative to the Russell 2000® Index in the consumer staples and telecommunication services sectors on the same date.

What is your tactical view and strategy for the months ahead?

The annual period ended March 31, 2014 saw lower quality stocks outperform higher quality stocks, as investors became more bold and more confident in the economy and the financial system. Speculative stocks, such as those of biotechnology companies, smaller technology firms and Initial Public Offerings, outperformed the broad U.S. equity market, along with the more cyclical, historically volatile, economically-sensitive stocks. Lagging were the more consistent, “steady-eddy,” long-term growth stocks in which we traditionally invest. As mentioned earlier, we consider “steady-eddy” stocks those of companies that have established strongholds in their market or market niche through proprietary products or services, which, in our view, gives them greater control of their own destiny and makes them less subject to ups and downs of the economy. We consider the Fund’s underperformance of the Russell 2000® Index during the reporting period as part of the natural ebb and flow of the market, as the lower quality stocks that performed poorly in 2011 and 2012 regained some ground in 2013-14. We do not know whether the trends of the fiscal year just ended will continue into the new fiscal year of 2014-15. Indeed, in the weeks just following the end of the reporting period, the U.S. equity market saw significant losses in some of the stocks considered more speculative and of lower quality. However, regardless of market trends and conditions, we do not intend to vary from our strategy of investing in high quality securities with a long-term perspective. Our portfolio turnover and trading costs have remained lower than many of our peers, as we have patience with a consistent grower until a change in the company’s strategy or its earnings and stock performance give solid reason to sell.

As always, we intend to stay true to our time-tested investment discipline going forward.

7

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2014 (unaudited)

Ten Largest Holdings

			Percentage of
Issue	Shares	Value	Net Assets
Middleby Corp. (The)	39,000	$10,304,190	2.9%
Acuity Brands, Inc.	62,200	8,245,854	2.3%
Lennox International, Inc.	90,600	8,236,446	2.3%
HEICO Corp.	114,745	6,903,059	1.9%
Stifel Financial Corp.	135,500	6,742,480	1.9%
Esterline Technologies Corp.	63,200	6,733,328	1.9%
NewMarket Corp.	17,000	6,643,260	1.9%
Lincoln Electric Holdings, Inc.	88,800	6,394,488	1.8%
AptarGroup, Inc.	95,200	6,292,720	1.8%
Waste Connections, Inc.	142,500	6,250,050	1.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

8

(continued)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000® Index (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000® Index*

Performance Data:**

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 3/31/14	22.21%	$12,221
5 years ended 3/31/14	23.67%	$28,928
10 years ended 3/31/14	9.19%	$24,093
*	The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.
**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

Value Line Small Cap Opportunities Fund, Inc. Schedule of Investments

Shares		Value
COMMON STOCKS (95.1%)
	CONSUMER DISCRETIONARY (8.7%)
81,000	Brinker International, Inc.	$4,248,450
17,500	Buckle, Inc. (The) (1)	801,500
24,800	Buffalo Wild Wings, Inc. *	3,692,720
63,000	Domino’s Pizza, Inc.	4,849,110
46,000	DSW, Inc. Class A	1,649,560
7,000	John Wiley & Sons, Inc. Class A	403,480
6,800	Life Time Fitness, Inc. * (1)	327,080
127,000	LKQ Corp. *	3,346,450
20,800	Monro Muffler Brake, Inc. (1)	1,183,104
13,400	O’Reilly Automotive, Inc. *	1,988,426
24,400	Penn National Gaming, Inc. *	300,608
32,400	Pool Corp.	1,986,768
14,200	Signet Jewelers Ltd.	1,503,212
165,500	Wolverine World Wide, Inc. (1)	4,725,025
		31,005,493

	CONSUMER STAPLES (4.6%)
18,000	Boston Beer Co., Inc. (The) Class A*	4,405,140
43,000	Casey’s General Stores, Inc.	2,906,370
42,000	Church & Dwight Co., Inc.	2,900,940
269,550	Flowers Foods, Inc.	5,781,847
4,000	Spectrum Brands Holdings, Inc.	318,800
		16,313,097

	ENERGY (1.6%)
42,200	Atwood Oceanics, Inc. *	2,126,458
17,600	Dril-Quip, Inc. *	1,972,960
8,000	Energen Corp.	646,480
27,200	Hornbeck Offshore Services, Inc. *	1,137,232
		5,883,130

	FINANCIALS (10.6%)
5,400	Allied World Assurance Co. Holdings AG	557,226
6,460	Amtrust Financial Services, Inc. (1)	242,961
87,300	Arch Capital Group Ltd. *	5,023,242
49,600	Brown & Brown, Inc.	1,525,696
42,130	Commerce Bancshares, Inc.	1,955,675
8,000	Eaton Vance Corp.	305,280
46,800	Equity Lifestyle Properties, Inc. REIT	1,902,420
33,700	Equity One, Inc. REIT	752,858
30,800	First Cash Financial Services, Inc. *	1,554,168
31,874	First Financial Bankshares, Inc. (1)	1,969,494
29,176	Gaming and Leisure Properties, Inc. REIT	1,063,757
52,100	Portfolio Recovery Associates, Inc. *	3,014,506
90,600	ProAssurance Corp.	4,034,418
40,000	Prosperity Bancshares, Inc.	2,646,000
4,000	RenaissanceRe Holdings Ltd.	390,400
92,400	RLI Corp.	4,087,776
135,500	Stifel Financial Corp. *	6,742,480
6,000	Tanger Factory Outlet Centers REIT	210,000
		37,978,357

	HEALTH CARE (3.6%)
89,000	Akorn, Inc. *	1,958,000
3,600	Henry Schein, Inc. *	429,732
8,000	HMS Holdings Corp. *	152,400

Shares		Value
	HEALTH CARE (3.6%) (continued)
10,000	IDEXX Laboratories, Inc. *	$1,214,000
51,200	Mednax, Inc. *	3,173,376
17,200	MWI Veterinary Supply, Inc. *	2,676,664
23,800	Owens & Minor, Inc. (1)	833,714
13,000	STERIS Corp.	620,750
58,200	VCA Antech, Inc. *	1,875,786
		12,934,422

	INDUSTRIALS (40.5%)
53,000	Actuant Corp. Class A	1,809,950
62,200	Acuity Brands, Inc.	8,245,854
43,200	Advisory Board Co. (The) *	2,775,600
8,000	Alliant Techsystems, Inc.	1,137,200
49,075	AMETEK, Inc.	2,526,872
18,400	Applied Industrial Technologies, Inc.	887,616
66,400	AZZ, Inc.	2,966,752
44,200	Carlisle Companies, Inc.	3,506,828
21,800	Chart Industries, Inc. * (1)	1,734,190
15,000	Chicago Bridge & Iron Co. N.V.	1,307,250
65,000	CLARCOR, Inc.	3,727,750
25,800	Clean Harbors, Inc. * (1)	1,413,582
40,400	Copart, Inc. *	1,470,156
26,600	Dun & Bradstreet Corp. (The)	2,642,710
85,000	EnerSys	5,889,650
45,800	EnPro Industries, Inc. * (1)	3,328,286
63,200	Esterline Technologies Corp. *	6,733,328
15,400	Franklin Electric Co., Inc.	654,808
51,300	Genesee & Wyoming, Inc. Class A *	4,992,516
39,500	Graco, Inc.	2,952,230
4,200	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	515,088
26,600	Healthcare Services Group, Inc.	772,996
114,745	HEICO Corp.	6,903,059
60,400	IDEX Corp.	4,402,556
87,000	ITT Corp.	3,720,120
44,000	Kirby Corp. *	4,455,000
90,600	Lennox International, Inc.	8,236,446
88,800	Lincoln Electric Holdings, Inc.	6,394,488
16,200	Macquarie Infrastructure Co. LLC	927,774
39,000	Middleby Corp. (The) *	10,304,190
32,400	Nordson Corp.	2,283,876
66,000	Oshkosh Corp.	3,885,420
11,000	RBC Bearings, Inc. *	700,700
91,600	Rollins, Inc.	2,769,984
18,600	Roper Industries, Inc.	2,483,286
6,000	Rush Enterprises, Inc. Class A *	194,880
9,900	Stericycle, Inc. *	1,124,838
45,700	Teledyne Technologies, Inc. *	4,447,981
65,400	Toro Co. (The)	4,132,626
21,600	Valmont Industries, Inc. (1)	3,214,944
60,400	Wabtec Corp.	4,681,000
142,500	Waste Connections, Inc.	6,250,050
31,600	Woodward Inc.	1,312,348
		144,816,778

See Notes to Financial Statements.
10

March 31, 2014

Shares		Value
COMMON STOCKS (95.1%) (continued)

	INFORMATION TECHNOLOGY (8.4%)
46,800	Advent Software, Inc.	$1,374,048
29,800	Anixter International, Inc.	3,025,296
35,926	ANSYS, Inc. *	2,767,021
4,000	Coherent, Inc. *	261,400
42,100	Concur Technologies, Inc. *	4,170,847
39,000	Global Payments, Inc.	2,773,290
14,800	Heartland Payment Systems, Inc. (1)	613,460
39,600	j2 Global, Inc. (1)	1,981,980
34,200	MICROS Systems, Inc. *	1,810,206
16,000	PTC, Inc. *	566,880
23,258	Tyler Technologies, Inc. *	1,946,229
30,400	Ultimate Software Group, Inc. (The) *	4,164,800
50,000	WEX, Inc. *	4,752,500
		30,207,957

	MATERIALS (9.2%)
95,200	AptarGroup, Inc.	6,292,720
3,500	Compass Minerals International, Inc.	288,820
29,800	Cytec Industries, Inc.	2,908,778
22,600	Greif, Inc. Class A	1,186,274
60,400	KapStone Paper and Packaging Corp. *	1,741,936
17,000	NewMarket Corp.	6,643,260
40,000	Packaging Corp. of America	2,814,800
22,000	Rockwood Holdings, Inc.	1,636,800
38,800	Scotts Miracle-Gro Co. (The) Class A	2,377,664
28,400	Sigma-Aldrich Corp.	2,651,992
88,400	Silgan Holdings, Inc.	4,377,568
		32,920,612

	TELECOMMUNICATION SERVICES (1.0%)
37,200	SBA Communications Corp. Class A *	3,383,712

	UTILITIES (6.9%)
32,600	Atmos Energy Corp.	1,536,438
43,200	Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)	400,032
26,600	Cleco Corp.	1,345,428
36,800	El Paso Electric Co.	1,314,864
153,000	ITC Holdings Corp.	5,714,550
27,600	New Jersey Resources Corp.	1,374,480
22,800	Northwest Natural Gas Co. (1)	1,003,428
6,800	NorthWestern Corp.	322,524
58,400	Piedmont Natural Gas Co., Inc.	2,066,776
95,000	Questar Corp.	2,259,100
91,400	South Jersey Industries, Inc.	5,126,626
41,600	Southwest Gas Corp.	2,223,520
		24,687,766

	TOTAL COMMON STOCKS
	(Cost $179,377,476) (95.1%)	340,131,324

Principal
Amount		Value
SHORT-TERM INVESTMENTS (4.7%)

	JOINT REPURCHASE AGREEMENTS (INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN) (4.7%)
$3,287,095	Joint Repurchase Agreement with Morgan Stanley, 0.06%, dated 03/31/14, due 04/01/14, delivery value $3,287,101 (collateralized by $3,352,855 U.S. Treasury Notes 0.250% - 1.500% due 07/15/15 - 06/30/16, with a value of $3,342,658)	$3,287,095
8,327,308	Joint Repurchase Agreement with Barclays, 0.06%, dated 03/31/14, due 04/01/14, delivery value $8,327,322 (collateralized by $8,493,876 U.S. Treasury Inflation Indexed Bond 3.875% due 04/15/29 and U.S. Treasury Inflation Indexed Notes 0.375% - 0.625% due 07/15/23 - 01/15/24, with a value of $8,402,003)	8,327,308
5,259,353	Joint Repurchase Agreement with Citigroup, 0.05%, dated 03/31/14, due 04/01/14, delivery value $5,259,360 (collateralized by $5,364,553 U.S. Treasury Inflation Indexed Notes 0.125% - 0.375% due 04/15/17 - 07/15/23 and U.S. Treasury Notes 0.625% - 2.000% due 09/30/17 - 09/30/20, with a value of $5,363,465)	5,259,353
		16,873,756
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $16,873,756) (4.7%)	16,873,756
	TOTAL INVESTMENT SECURITIES
	(99.8%) (Cost $196,251,232)	$357,005,080
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		683,416
NET ASSETS (100%)		$357,688,496

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($357,688,496 ÷ 7,533,064 shares outstanding)		$47.48

(1)	A portion or all of the security was held on loan. As of March 31, 2014, the market value of the securities on loan was $18,318,289.
*	Non-income producing.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.
11

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$340,131,324	$—	$—	$340,131,324
Short-Term Investments	—	16,873,756	—	16,873,756
Total Investments in Securities	$340,131,324	$16,873,756	$—	$357,005,080

* See Schedule of Investments for further classification.

See Notes to Financial Statements.
12

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.

The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities:(a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c ) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.

Manager Discussion of Fund Performance

Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended March 31, 2014.

How did the Fund perform during the annual period?

The Fund generated a total return of 13.22% during the 12 months ended March 31, 2014. This compares to the 13.08% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

The Fund benefited most from effective asset allocation. Throughout the 12-month reporting period, the Fund was overweighted equities and underweighted fixed income compared to its blended benchmark. With U.S. equities, as measured by the S&P 500® Index, up 21.86% during the annual period, and bonds, as measured by the Barclays Index, posting a return of -0.10%, this asset allocation clearly added value.

Which equity market sectors most significantly affected Fund performance?

Overall, the equity portion of the Fund performed in line with its benchmark, the S&P 500® Index. Having overweighted allocations to the industrials and materials sectors, which each outpaced the S&P 500® Index during the annual period, contributed most positively to the Fund’s results. The Fund also benefited from effective stock selection in the consumer discretionary sector.

Offsetting these positive contributors was stock selection in the financials sector, which detracted. Having an underweighted allocation to information technology, which outperformed the S&P 500® Index during the annual period, also hurt.

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were several in the industrials sector—namely, commercial lighting and control systems producer Acuity Brands, aerospace and defense parts manufacturer Heico and transportation equipment manufacturer Wabtec. Doing business as Westinghouse Air Brake Technologies, Wabtec provides technology products and services for the rail industry on a worldwide basis. In materials, containerboard and packaging products manufacturer Packaging Corp. of America was an outstanding performer.

Several Fund positions in the consumer discretionary sector added value, including positions in restaurant operator Brinker International, international apparel company VF Corp. and athletic footwear, apparel and accessories marketer Nike, which each contributed strongly on robust double-digit share gains.

Another strong contributor to the Fund’s results was Alexion Pharmaceuticals of the health care sector, which saw its shares soar as part of the biotechnology industry rally during the annual period.

Which stocks detracted significantly from the Fund’s performance during the annual period?

During the annual period, among the stocks that detracted most from the Fund’s relative results were several major banks that performed well but in which the Fund was underweighted relative to the S&P 500® Index. These included Bank of America, JPMorgan Chase and Wells Fargo.

13

(continued)

Similarly, the Fund was underweighted in several of the largest names in the information technology sector, particularly Microsoft and Google, which outperformed the S&P 500® Index and thus detracted from the Fund’s relative results. Partially offsetting these detractors was a position in specialty consumer finance company Alliance Data Systems, which performed strongly and thus contributed positively to the Fund’s relative results.

Individual stocks in other sectors that disappointed were positions in Brazilian water utilities company Companhia de Saneamento Basico do Estado de Sao Paulo and Mexico-based beverage bottler Coca-Cola Femsa, which each experienced significant share price declines during the annual period.

Did the equity portion of the Fund make any significant purchases or sales?

During the fiscal year, we initiated positions in consumer products manufacturer Procter & Gamble, wholesale membership warehouse operator Costco Wholesale and pharmacy retailer CVS Caremark, in each case because it is a company that, in our view, has achieved strong long-term growth in its earnings and stock price and that has posted good quarterly reports recently.

We sold the Fund’s position in Nike, taking profits, because we saw signs indicating to us that the company’s earnings and stock price performance may be below-par in the year ahead. We eliminated the Fund’s position in Eaton, which manufactures engineered products for the industrial, vehicle, construction, commercial and aerospace markets, for the same reason.

Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?

There were no material changes in the equity portion of the Fund’s sector weightings during the 12-month period ended March 31, 2014.

How was the equity portion of the Fund positioned relative to its benchmark index at the end of March 2014?

As of March 31, 2014, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the energy and information technology sectors on the same date.

What was the duration strategy of the fixed income portion of the Fund?

We kept the fixed income portion of the Fund’s duration short relative to that of the Barclays Index. As interest rates rose, this duration positioning contributed positively to relative results.

Which fixed income market segments most significantly affected Fund performance?

Overall, the fixed income portion of the Fund underperformed its benchmark, the Barclays Index. Detracting most from relative results was security selection within the securitized sector. Within the securitized sector, we held an overweighted allocation to 7-year to 10-year maturities. The flattening yield curve benefited shorter-term and longer-term maturities, where the Fund was underweight, but hurt the intermediate segment of the yield curve.

Conversely, our sector allocation decisions overall contributed most positively to the fixed income portion of the Fund’s performance. An overweighted allocation to corporate bonds added value, as this sector experienced steady spread tightening throughout the year. Within the Fund’s corporate bond allocation, an underweighting of utilities bonds proved beneficial, as utilities bonds underperformed both industrials and financials bonds, where the Fund had heavier weightings, during the annual period. Such contributors were only partially offset by the dampening effect, especially during the first quarter of 2014, of the Fund’s underweighted exposure to longer-maturity corporate bonds, which performed well.

Exposure, albeit quite modest, to high yield corporate bonds, which are not components of the Barclays Index, boosted Fund results, as high yield corporate bonds significantly outpaced investment grade corporate bonds during the annual period. Having an underweighted allocation to U.S. Treasuries, the worst performing sector in the Barclays Index during the annual period, also contributed positively.

Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?

The most significant sector shifts in the fixed income portion of the Fund were a reduction in U.S. Treasuries and increases in corporate bonds, both investment grade and high yield, and in the securitized sector. Within the corporate bond sector, we added BBB-rated bonds and sold some higher quality bonds. The extra yield provided by BBB-rated bonds helped increase the overall yield of the Fund. Within the securitized sector, we added commercial mortgage-backed securities and asset-backed securities, as they carried a yield advantage at the short-term end of the yield curve over U.S. Treasuries and corporate bonds.

14

(continued)

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of March 2014?

As of March 31, 2014, the fixed income portion of the Fund was overweight relative to the Barclays Index in corporate bonds and the securitized sector. The Fund was underweight relative to the Barclays Index in U.S. Treasuries and was rather neutrally weighted to the benchmark index in government-related securities on the same date. The Fund was approximately one-half of a year shorter in duration relative to the Barclays Index at the end of the annual period. Such positioning was based on our expectations for a bias toward rising interest rates in 2014 given moderately stronger economic growth and less accommodative Fed policy.

How did the Fund’s overall asset allocation shift from beginning to end of the annual period?

At the end of March 2013, the Fund had a weighting of approximately 65% in stocks, 29% in fixed income securities and 6% in cash equivalents. During the annual period, we adjusted the Fund’s allocation to stocks between approximately 65% and 75% of net assets, as we sought to take advantage of near-term opportunities to buy or sell individual stocks. At the end of March 2014, the Fund had a weighting of approximately 68% in stocks, 23% in fixed income securities and 9% in cash equivalents. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer models, which monitor certain economic and financial variables of the stock and bond markets.

How did the Fund use derivatives and similar instruments during the reporting period?

Neither the equity nor fixed income portion of the Fund uses derivatives as part of its active management strategy.

What is your tactical view and strategy for the months ahead?

At the end of the annual period, the proprietary Value Line, Inc. asset allocation model was still modestly bullish on stocks and comfortable with the Fund’s underweighted allocation to fixed income. That said, if stock prices and/or long-term interest rates continue to increase, we could become neutral toward stocks, perhaps moving to an approximately 60% weighting in the Fund. On the other hand, if stock prices and/or long-term interest rates decline, we could become more bullish on stocks. Regardless, within the equity portion of the Fund, we intend to maintain a widely diversified portfolio, with a mixture of large-, mid- and small-capitalization stock holdings. Within the fixed income portion of the Fund, we continued to like corporate bonds at the end of the annual period, particularly BBB-rated bonds, for their attractive yield. We also favored commercial mortgage-backed securities and asset-backed securities based on their yield advantage at the short-term end of the maturity spectrum.

Of course, we will continue to carefully monitor economic factors, including job creation, unemployment, Gross Domestic Product and inflation, for their potential impact on the financial markets. Federal Reserve actions, including the timetable for its ongoing quantitative easing tapering, are also critical factors to watch.

As always, we intend to maintain the Fund’s time-tested investment discipline going forward, a discipline that has been spearheaded by the same lead portfolio manager since the Fund’s inception in 1993.

15

Value Line Asset Allocation Fund, Inc. Portfolio Highlights at March 31, 2014 (unaudited)

Ten Largest Holdings

	Shares/Principal		Percentage of
Issue	Amount	Value	Net Assets
Parker Hannifin Corp.	18,000	$ 2,154,780	0.9%
Union Pacific Corp.	11,100	2,083,026	0.9%
General Dynamics Corp.	19,000	2,069,480	0.9%
MasterCard, Inc. Class A	27,000	2,016,900	0.8%
Acuity Brands, Inc.	14,600	1,935,522	0.8%
Kirby Corp.	18,700	1,893,375	0.8%
IDEX Corp.	25,800	1,880,562	0.8%
CVS Caremark Corp.	25,000	1,871,500	0.8%
United Technologies Corp.	16,000	1,869,440	0.8%
U.S. Treasury Notes, 1.38%, 9/30/18	$ 1,850,000	1,833,380	0.8%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

16

(continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index (the “Index”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc. and the 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index*

Performance Data:**

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 3/31/14	13.22%	$11,322
5 years ended 3/31/14	16.88%	$21,816
10 years ended 3/31/14	7.59%	$20,788
*	The 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the Standard & Poor’s 500 Stock Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Barclays Capital Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.
**	The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

Value Line Asset Allocation Fund, Inc. Schedule of Investments

Shares		Value
COMMON STOCKS (68.4%)

	CONSUMER DISCRETIONARY (6.6%)
2,200	AutoZone, Inc. *	$1,181,620
10,800	BorgWarner, Inc.	663,876
31,000	Brinker International, Inc.	1,625,950
6,600	Buffalo Wild Wings, Inc. *	982,740
21,200	Dick’s Sporting Goods, Inc.	1,157,732
9,000	Genuine Parts Co.	781,650
4,100	John Wiley & Sons, Inc. Class A	236,324
6,000	Johnson Controls, Inc.	283,920
28,000	LKQ Corp.*	737,800
9,200	Luxottica Group S.p.A. ADR	530,472
10,200	Movado Group, Inc.	464,610
6,200	O’Reilly Automotive, Inc.*	920,018
8,100	Penn National Gaming, Inc.*	99,792
4,500	Pool Corp.	275,940
9,000	Starbucks Corp.	660,420
28,000	TJX Companies, Inc. (The)	1,698,200
20,800	VF Corp.	1,287,104
26,000	Wolverine World Wide, Inc. (1)	742,300
17,400	Yum! Brands, Inc.	1,311,786
		15,642,254

	CONSUMER STAPLES (8.6%)
3,500	Boston Beer Co., Inc. (The) Class A*	856,555
38,000	BRF S.A. ADR	759,240
3,300	British American Tobacco PLC ADR	367,719
1,000	Brown-Forman Corp. Class B	89,690
11,000	Bunge Ltd.	874,610
11,000	Casey’s General Stores, Inc.	743,490
15,200	Church & Dwight Co., Inc.	1,049,864
7,800	Coca-Cola Femsa, S.A.B. de C.V. ADR (1)	823,056
14,000	Costco Wholesale Corp.	1,563,520
25,000	CVS Caremark Corp.	1,871,500
5,600	Diageo PLC ADR (1)	697,704
9,400	Energizer Holdings, Inc.	946,956
48,175	Flowers Foods, Inc.	1,033,354
5,400	Fomento Economico Mexicano S.A.B. de C.V. ADR	503,496
23,000	General Mills, Inc.	1,191,860
17,400	Hormel Foods Corp.	857,298
7,000	Ingredion, Inc.	476,560
4,800	J&J Snack Foods Corp.	460,656
5,000	McCormick & Co., Inc.	358,700
6,400	Nestle SA ADR	481,408
18,000	PepsiCo, Inc.	1,503,000
16,000	Procter & Gamble Co. (The)	1,289,600
19,000	Reynolds American, Inc.	1,014,980
13,600	Whole Foods Market, Inc.	689,656
		20,504,472

	ENERGY (3.5%)
12,000	Atwood Oceanics, Inc. *	604,680
10,000	Chevron Corp.	1,189,100
3,600	Core Laboratories N.V.	714,384
2,000	Dril-Quip, Inc. *	224,200
14,000	Enbridge, Inc.	637,140

Shares		Value
	ENERGY (3.5%) (continued)
17,000	EQT Corp.	$1,648,490
11,400	FMC Technologies, Inc. *	596,106
20,000	Noble Energy, Inc.	1,420,800
7,000	Oceaneering International, Inc.	503,020
12,000	ONEOK, Inc.	711,000
7,000	Ultrapar Participacoes S.A. ADR	168,630
		8,417,550

	FINANCIALS (7.3%)
10,000	ACE Ltd.	990,600
7,600	Affiliated Managers Group, Inc. *	1,520,380
26,300	AFLAC, Inc.	1,657,952
2,300	Alleghany Corp. *	936,974
10,400	American Campus Communities, Inc. REIT	388,440
7,400	American Tower Corp. REIT	605,838
11,700	Arch Capital Group Ltd. *	673,218
5,500	Bank of Nova Scotia	319,110
3,300	BlackRock, Inc.	1,037,784
5,600	BOK Financial Corp.	386,680
1,000	BRE Properties, Inc. REIT	62,780
14,000	Brown & Brown, Inc.	430,640
7,600	Camden Property Trust REIT	511,784
6,000	Eaton Vance Corp.	228,960
3,000	Enstar Group Ltd. *	408,930
2,000	Everest Re Group Ltd.	306,100
2,000	FBL Financial Group, Inc. Class A	86,640
9,685	Gaming and Leisure Properties, Inc. REIT	353,115
4,000	LTC Properties, Inc. REIT	150,520
10,000	M&T Bank Corp. (1)	1,213,000
9,400	Portfolio Recovery Associates, Inc. *	543,884
5,000	Principal Financial Group, Inc.	229,950
9,600	Prosperity Bancshares, Inc.	635,040
7,500	Prudential Financial, Inc.	634,875
18,800	RLI Corp.	831,712
7,400	Royal Bank of Canada	488,326
9,100	Signature Bank *	1,142,869
10,000	Wells Fargo & Co.	497,400
		17,273,501

	HEALTH CARE (6.9%)
3,600	Akorn, Inc. *	79,200
11,000	Alexion Pharmaceuticals, Inc. *	1,673,430
2,800	Allergan, Inc.	347,480
5,000	Becton, Dickinson & Co.	585,400
6,000	Bio-Rad Laboratories, Inc. Class A *	768,720
2,400	Bio-Reference Laboratories, Inc. * (1)	66,432
6,600	C.R. Bard, Inc.	976,668
27,200	Cerner Corp. *	1,530,000
1,400	DENTSPLY International, Inc.	64,456
8,800	Express Scripts Holding Co. *	660,792
12,500	Henry Schein, Inc. *	1,492,125
7,000	IDEXX Laboratories, Inc. *	849,800
10,000	McKesson Corp.	1,765,700
20,400	Mednax, Inc. *	1,264,392
6,900	Mettler-Toledo International, Inc. *	1,626,192
1,600	MWI Veterinary Supply, Inc. *	248,992
10,000	Novo Nordisk A/S ADR	456,500

See Notes to Financial Statements.
18

March 31, 2014

Shares		Value
COMMON STOCKS (68.4%) (continued)

	HEALTH CARE(6.9%) (continued)
9,000	ResMed, Inc. (1)	$402,210
13,300	Thermo Fisher Scientific, Inc.	1,599,192
		16,457,681

	INDUSTRIALS (22.4%)
14,600	Acuity Brands, Inc.	1,935,522
7,600	Advisory Board Co. (The) *	488,300
22,875	AMETEK, Inc.	1,177,834
18,800	Canadian National Railway Co. (1)	1,056,936
9,600	Canadian Pacific Railway Ltd.	1,444,128
14,400	Carlisle Companies, Inc.	1,142,496
16,000	Chicago Bridge & Iron Co. N.V.	1,394,400
3,300	CLARCOR, Inc.	189,255
5,000	Clean Harbors, Inc. *	273,950
8,000	Copart, Inc. *	291,120
23,400	Danaher Corp.	1,755,000
8,000	Donaldson Co., Inc.	339,200
15,000	Equifax, Inc.	1,020,450
3,300	Esterline Technologies Corp. *	351,582
11,000	Fastenal Co. (1)	542,520
7,000	FedEx Corp.	927,920
16,200	Flowserve Corp.	1,269,108
11,800	Franklin Electric Co., Inc.	501,736
19,000	General Dynamics Corp.	2,069,480
2,000	Graco, Inc.	149,480
15,000	Healthcare Services Group, Inc.	435,900
16,187	HEICO Corp.	973,810
25,800	IDEX Corp.	1,880,562
14,200	IHS, Inc. Class A *	1,725,300
13,500	ITT Corp.	577,260
3,000	J.B. Hunt Transport Services, Inc.	215,760
11,400	Kansas City Southern	1,163,484
18,700	Kirby Corp. *	1,893,375
2,000	L-3 Communications Holdings, Inc.	236,300
13,200	Lincoln Electric Holdings, Inc.	950,532
1,800	Middleby Corp. (The) *	475,578
6,000	Nordson Corp.	422,940
10,300	Oshkosh Corp.	606,361
18,000	Parker Hannifin Corp.	2,154,780
6,200	Precision Castparts Corp.	1,567,112
40,000	Republic Services, Inc.	1,366,400
6,000	Rockwell Automation, Inc.	747,300
27,400	Rollins, Inc.	828,576
12,200	Roper Industries, Inc.	1,628,822
15,000	Rush Enterprises, Inc. Class A *	487,200
5,000	Ryanair Holdings PLC ADR *	294,050
5,000	Snap-on, Inc.	567,400
13,000	Stericycle, Inc. *	1,477,060
14,800	Teledyne Technologies, Inc. *	1,440,484
26,200	Toro Co. (The)	1,655,578
3,200	Towers Watson & Co. Class A	364,960
11,100	Union Pacific Corp.	2,083,026
16,000	United Technologies Corp.	1,869,440
6,100	Valmont Industries, Inc. (1)	907,924

Shares		Value
	INDUSTRIALS (22.4%) (continued)
4,800	W.W. Grainger, Inc.	$1,212,768
18,400	Wabtec Corp.	1,426,000
26,350	Waste Connections, Inc.	1,155,711
		53,112,170

	INFORMATION TECHNOLOGY (6.5%)
15,000	Accenture PLC Class A	1,195,800
5,000	Alliance Data Systems Corp. *	1,362,250
10,000	Amphenol Corp. Class A	916,500
15,000	ANSYS, Inc. *	1,155,300
600	Apple, Inc.	322,044
16,000	Automatic Data Processing, Inc.	1,236,160
8,000	Cognizant Technology Solutions Corp. Class A *	404,880
6,000	Concur Technologies, Inc. *	594,420
11,000	Fidelity National Information Services, I	587,950
16,600	Fiserv, Inc. *	941,054
3,200	Global Payments, Inc.	227,552
8,100	j2 Global, Inc. (1)	405,405
27,000	MasterCard, Inc. Class A	2,016,900
2,000	Open Text Corp.	95,420
31,000	Salesforce.com, Inc. *	1,769,790
9,800	Trimble Navigation Ltd. *	380,926
8,300	Ultimate Software Group, Inc. (The) *	1,137,100
7,000	WEX, Inc. *	665,350
		15,414,801

	MATERIALS (5.0%)
6,000	Airgas, Inc.	639,060
7,000	AptarGroup, Inc.	462,700
23,000	Crown Holdings, Inc. *	1,029,020
13,000	Ecolab, Inc.	1,403,870
22,000	FMC Corp.	1,684,320
500	NewMarket Corp.	195,390
15,000	Packaging Corp. of America	1,055,550
11,400	Praxair, Inc.	1,493,058
4,000	Rockwood Holdings, Inc.	297,600
4,000	Scotts Miracle-Gro Co. (The) Class A	245,120
8,400	Sigma-Aldrich Corp.	784,392
30,000	Silgan Holdings, Inc.	1,485,600
16,000	Valspar Corp. (The)	1,153,920
		11,929,600

	TELECOMMUNICATION SERVICES (0.3%)

9,000	SBA Communications Corp. Class A *	818,640

	UTILITIES (1.3%)
33,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)	305,580
7,800	Cleco Corp.	394,524
4,000	El Paso Electric Co.	142,920
12,000	ITC ngs Corp.	448,200
9,400	MDU Resources Group, Inc.	322,514
15,000	Questar Corp.	356,700
5,000	Sempra Energy	483,800
2,600	South Jersey Industries, Inc.	145,834
3,000	Southwest Gas Corp.	160,350

See Notes to Financial Statements.
19

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (68.4%) (continued)

	UTILITIES (1.3%) (continued)
6,000	Wisconsin Energy Corp.	$279,300
		3,039,722

	TOTAL COMMON STOCKS (Cost $111,270,809) (68.4%)	162,610,391

Principal
Amount		Value
ASSET-BACKED SECURITIES (0.2%)

$200,000	Ford Credit Auto Lease Trust, Series 2013-B, Class A2B, 0.43%, 1/15/16 (2)	200,100
110,000	Ford Credit Auto Owner Trust, Series 2013-D, Class A3, 0.67%, 4/15/18	110,100
150,000	Honda Auto Receivables Owner Trust, Series 2013-4, Class A3, 0.69%, 9/18/17	150,189

	TOTAL ASSET-BACKED SECURITIES (Cost $460,251) (0.2%)	460,389

COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)

210,000	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.73%, 5/10/45 (2)	227,278
150,000	Banc of America Commercial Mortgage Trust, Series 2006-1, Class A4, 5.37%, 9/10/45 (2)	159,858
140,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4, 5.47%, 1/12/45 (2)	154,804
250,000	CD Mortgage Trust, Series 2006-CD2, Class A4, 5.30%, 1/15/46 (2)	266,326
150,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	163,613
200,000	COMM Mortgage Trust, Series 2007-C9, Class A4, 5.80%, 12/10/49 (2)	224,644
150,000	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	164,331
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	247,354
250,000	GNMA, Series 2013-12, Class B, 2.45%, 11/16/52 (2)	232,998
115,267	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51 (2)	128,742
150,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4, 5.88%, 2/15/51 (2)	167,252
200,000	LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.16%, 2/15/31	212,417
227,863	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.17%, 12/12/49	247,576
200,000	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3, 5.17%, 12/12/49	215,326

Principal
Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%) (continued)

$200,000	ML-CFC Commercial Mortgage Trust, Series2007-6, Class A4, 5.49%, 3/12/51 (2)	$220,222
104,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	103,867
235,556	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.57%, 10/15/48	255,782
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,436,304) (1.4%)	3,392,390

CORPORATE BONDS & NOTES (8.7%)

	BASIC MATERIALS (0.2%)
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	203,969
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	163,125
		367,094

	COMMUNICATIONS (1.0%)
250,000	America Movil S.A.B. de C.V., Guaranteed Notes, 5.00%, 3/30/20	273,908
100,000	Comcast Corp., Guaranteed Notes, 6.40%, 3/1/40	123,129
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 4.60%, 2/15/21	263,766
200,000	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, 11/15/20	213,500
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 6.00%, 11/15/17	228,609
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23	238,992
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24 (3)	258,750
150,000	Rogers Communications, Inc., Senior Unsecured Notes, 5.00%, 3/15/44	151,017
250,000	Time Warner, Inc., Guaranteed Notes, 3.15%, 7/15/15	258,201
200,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	207,094
150,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 4/1/24	149,631
		2,366,597

	CONSUMER, CYCLICAL (1.1%)
200,000	CVS Caremark Corp., Senior Unsecured Notes, 6.60%, 3/15/19	235,896
214,000	D.R. Horton, Inc., Guaranteed Notes, 6.50%, 4/15/16	233,527
185,000	Delphi Corp., Guaranteed Notes, 6.13%, 5/15/21	205,813
200,000	Dollar General Corp., Guaranteed Notes, 4.13%, 7/15/17	213,904

See Notes to Financial Statements.
20

March 31, 2014

Principal
Amount		Value
CORPORATE BONDS & NOTES (8.7%) (continued)

	CONSUMER, CYCLICAL (1.1%) (continued)
$250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 2.70%, 4/1/23	$237,950
150,000	Lennar Corp., Series B, Guaranteed Notes, 5.60%, 5/31/15	156,375
150,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	155,277
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19 (3)	149,090
155,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	158,875
200,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 7.38%, 11/15/15	218,998
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	244,931
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 7.75%, 8/15/20	278,125
		2,488,761

	CONSUMER, NON-CYCLICAL (1.3%)
250,000	AbbVie, Inc., Senior Unsecured Notes, 2.00%, 11/6/18	247,918
150,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	152,940
250,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.63%, 2/1/44	256,499
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	160,412
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	244,375
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	151,038
250,000	Express Scripts Holding Co., Guaranteed Notes, 3.50%, 11/15/16	264,699
200,000	HCA, Inc., Senior Secured Notes, 6.50%, 2/15/20	224,000
100,000	Humana, Inc., Senior Unsecured Notes, 3.15%, 12/1/22	95,135
500,000	JM Smucker Co. (The), Guaranteed Notes, 3.50%, 10/15/21	511,165
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	360,332
250,000	Mylan, Inc., Senior Unsecured Notes, 1.35%, 11/29/16	250,454
100,000	Mylan, Inc., Senior Unsecured Notes, 5.40%, 11/29/43	103,806
		3,022,773

	ENERGY (0.6%)
100,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	101,653
250,000	Devon Energy Corp., Senior Unsecured Notes, 1.20%, 12/15/16	249,998

Principal
Amount		Value
	ENERGY (0.6%) (continued)
$300,000	Enterprise Products Operating LLC, Guaranteed Notes, 3.70%, 6/1/15	$309,926
250,000	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 2.65%, 2/1/19	249,641
100,000	Petrobras Global Finance B.V., Guaranteed Notes, 3.11%, 3/17/20 (2)	99,900
100,000	Petrobras Global Finance B.V., Guaranteed Notes, 6.25%, 3/17/24	103,026
50,000	Rowan Companies, Inc., Guaranteed Notes, 7.88%, 8/1/19	60,731
150,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	158,056
100,000	Tesoro Corp., Guaranteed Notes, 4.25%, 10/1/17	105,000
		1,437,931

	FINANCIAL (3.6%)
100,000	Aircastle, Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	102,375
250,000	Ally Financial, Inc., Guaranteed Notes, 4.63%, 6/26/15	259,062
150,000	American Express Co., Senior Unsecured Notes, 0.83%, 5/22/18 (2)	150,394
250,000	American Honda Finance Corp., Senior Unsecured Notes, 2.13%, 2/28/17 (3)	255,514
250,000	American International Group, Inc., Senior Unsecured Notes, 3.38%, 8/15/20	255,223
150,000	Bank of America Corp. MTN, Senior Unsecured Notes, 3.30%, 1/11/23	144,613
200,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	226,087
250,000	Bank of New York Mellon Corp. (The), Senior Unsecured Notes, 0.70%, 10/23/15	250,586
250,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	282,058
100,000	Branch Banking & Trust Co., Senior Unsecured Notes, 1.05%, 12/1/16	100,051
100,000	CIT Group, Inc., Senior Unsecured Notes, 4.25%, 8/15/17	104,750
150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	155,625
350,000	Citigroup, Inc., Senior Unsecured Notes, 1.70%, 7/25/16	353,975
100,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	100,463
150,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	148,975
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18 (3)	248,938
250,000	Fifth Third Bank, Senior Unsecured Notes, 1.45%, 2/28/18	245,772
100,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	106,391
250,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	252,108

See Notes to Financial Statements.
21

Schedule of Investments (continued)

Principal
Amount		Value
CORPORATE BONDS & NOTES (8.7%) (continued)

	FINANCIAL (3.6%) (continued)
$250,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 1.00%, 8/11/15 (2)	$252,197
500,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 3.35%, 10/17/16	529,123
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.25%, 5/15/18	252,187
250,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 1/24/22	283,480
200,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 4.00%, 10/15/17	214,933
182,000	HCP, Inc., Senior Unsecured Notes, 3.15%, 8/1/22	174,064
100,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	99,490
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	207,705
150,000	John Deere Capital Corp., Senior Unsecured Notes, 1.05%, 10/11/16	150,522
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.15%, 7/5/16	523,224
50,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17 (3)	54,555
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	525,392
200,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	198,791
250,000	PNC Bank NA, Senior Unsecured Notes, 1.30%, 10/3/16	251,847
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	142,413
250,000	ProLogis L.P., Guaranteed Notes, 3.35%, 2/1/21	247,325
150,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15	154,473
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	242,647
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	182,324
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	119,798
100,000	XLIT, Ltd., Guaranteed Notes, 5.25%, 12/15/43	105,987
		8,655,437

	INDUSTRIAL (0.5%)
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	258,958
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.45%, 3/15/43	95,364
250,000	Harsco Corp., Senior Unsecured Notes, 2.70%, 10/15/15	252,125
100,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15 (3)	105,750

Principal
Amount		Value
	INDUSTRIAL (0.5%) (continued)
$234,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	$256,815
150,000	Rock-Tenn Co., Guaranteed Notes, 4.90%, 3/1/22	160,391
100,000	Textron, Inc., Senior Unsecured Notes, 6.20%, 3/15/15	104,972
		1,234,375

	TECHNOLOGY (0.1%)
100,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17	100,670
150,000	Oracle Corp., Senior Unsecured Notes, 5.00%, 7/8/19	169,319
		269,989

	UTILITIES (0.3%)
250,000	Alabama Power Co., Senior Unsecured Notes, 3.85%, 12/1/42	230,160
150,000	Dominion Resources, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	153,042
100,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	109,311
250,000	Florida Power & Light Co., 4.95%, 6/1/35	274,029
		766,542
	TOTAL CORPORATE BONDS & NOTES (Cost $20,601,490) (8.7%)	20,609,499

FOREIGN GOVERNMENT OBLIGATIONS (0.4%)

500,000	International Bank for Reconstruction & Development, Senior Unsecured Notes, 0.50%, 4/15/16	499,911
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	278,125
150,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	150,787

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $923,840) (0.4%)	928,823

LONG-TERM MUNICIPAL SECURITIES (0.3%)

200,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	198,936
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	312,744
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	233,308
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $781,034) (0.3%)	744,988

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.8%)

500,000	FHLB, 2.88%, 9/11/20	515,775
500,000	FHLMC, 1.00%, 7/28/17	497,752
500,000	FHLMC, 0.75%, 1/12/18	488,560
800,000	FHLMC, 1.75%, 5/30/19	792,777
83,471	FHLMC, Series 3538, Class BA, 4.50%, 10/15/27	85,765

See Notes to Financial Statements.
22

March 31, 2014

Principal
Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.8%) (continued)

$274,904	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	$267,680
469,338	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	487,124
89,185	FHLMC Gold PC Pool #C03516, 4.00%, 9/1/40	92,552
496,167	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	514,998
761,643	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	811,845
114,381	FHLMC Gold PC Pool #G06927, 5.00%, 2/1/37	124,580
30,858	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	31,036
95,435	FHLMC Gold PC Pool #J03316, 5.00%, 9/1/21	101,249
526,595	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	552,574
296,559	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	307,823
378,705	FHLMC Gold PC Pool #Q05714, 4.00%, 1/1/42	393,208
246,384	FHLMC Gold PC Pool #Q23433, 4.00%, 12/1/43	255,706
500,000	FNMA, 0.38%, 12/21/15	500,292
291,322	FNMA, 4.50%, 4/1/40	310,856
55,026	FNMA, 4.50%, 7/1/40	58,749
244,863	FNMA Pool #745275, 5.00%, 2/1/36	266,956
1,708	FNMA Pool #976734, 5.00%, 3/1/38	1,859
535,565	FNMA Pool #995245, 5.00%, 1/1/39	582,979
461,481	FNMA Pool #AA7720, 4.00%, 8/1/39	479,556
666,519	FNMA Pool #AB1259, 5.00%, 7/1/40	727,549
395,121	FNMA Pool #AB1796, 3.50%, 11/1/40	397,794
267,098	FNMA Pool #AB3218, 3.50%, 7/1/31	274,814
258,569	FNMA Pool #AB5024, 3.00%, 4/1/42	249,891
394,733	FNMA Pool #AB6286, 2.50%, 9/1/27	395,752
533,490	FNMA Pool #AB8144, 5.00%, 4/1/37	580,957
271,281	FNMA Pool #AC8908, 4.50%, 1/1/40	289,482
96,476	FNMA Pool #AH6186, 4.00%, 2/1/41	100,309
220,253	FNMA Pool #AH7205, 4.50%, 3/1/41	235,159
462,424	FNMA Pool #AH8932, 4.50%, 4/1/41	493,737
377,714	FNMA Pool #AJ6932, 3.00%, 11/1/26	388,240
850,713	FNMA Pool #AJ9278, 3.50%, 12/1/41	856,468
168,834	FNMA Pool #AQ0287, 3.00%, 10/1/42	163,168
484,045	FNMA Pool #AQ3960, 3.00%, 8/1/28	498,001
461,128	FNMA Pool #AR0930, 2.50%, 1/1/28	461,234
195,785	FNMA Pool #AS0865, 2.50%, 10/1/28	195,830
487,161	FNMA Pool #AS1529, 3.00%, 1/1/29	500,800
495,635	FNMA Pool #AU7025, 3.00%, 11/1/43	479,001
245,618	FNMA Pool #AU8070, 3.50%, 9/1/43	247,279
278,680	FNMA Pool #MA3894, 4.00%, 9/1/31	294,167
483,910	FNMA REMIC Trust Series 2009-88, Class MA, 4.50%, 10/25/39	517,674
277,587	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	272,056
223,114	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	214,911
364,594	GNMA II Pool #MA1090, 3.50%, 6/20/43	372,603
229,106	GNMA II Pool #MA1448, 3.50%, 11/20/43	234,253
248,135	GNMA II Pool #MA1520, 3.00%, 12/20/43	244,397
269,747	GNMA Pool #650494, 5.50%, 1/15/36	298,864
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,597,938) (7.8%)	18,506,641

Principal
Amount		Value
U.S. TREASURY OBLIGATIONS (3.7%)

	U.S. TREASURY NOTES & BONDS (3.7%)
$350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	$447,727
550,000	U.S. Treasury Bonds, 4.63%, 2/15/40	659,398
250,000	U.S. Treasury Bonds, 3.75%, 8/15/41	260,469
350,000	U.S. Treasury Bonds, 3.63%, 8/15/43	354,266
500,000	U.S. Treasury Notes, 0.25%, 5/31/14	500,156
300,000	U.S. Treasury Notes, 0.25%, 2/15/15	300,305
150,000	U.S. Treasury Notes, 0.38%, 6/15/15	150,387
100,000	U.S. Treasury Notes, 1.88%, 6/30/15	102,113
100,000	U.S. Treasury Notes, 0.38%, 8/31/15	100,246
100,000	U.S. Treasury Notes, 1.75%, 5/31/16	102,656
800,000	U.S. Treasury Notes, 1.00%, 9/30/16	806,500
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	204,750
350,000	U.S. Treasury Notes, 0.63%, 11/30/17	342,207
100,000	U.S. Treasury Notes, 0.75%, 12/31/17	98,055
1,850,000	U.S. Treasury Notes, 1.38%, 9/30/18	1,833,380
450,000	U.S. Treasury Notes, 1.38%, 12/31/18	444,235
200,000	U.S. Treasury Notes, 1.00%, 8/31/19	190,812
400,000	U.S. Treasury Notes, 1.38%, 1/31/20	385,875
800,000	U.S. Treasury Notes, 1.13%, 3/31/20	757,500
150,000	U.S. Treasury Notes, 2.00%, 7/31/20	148,816
200,000	U.S. Treasury Notes, 2.00%, 2/15/22	193,375
400,000	U.S. Treasury Notes, 2.50%, 8/15/23	394,281
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,058,263) (3.7%)	8,777,509

SHORT-TERM INVESTMENTS (2.4%)

	JOINT REPURCHASE AGREEMENTS (INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN) (2.4%)

1,088,458	Joint Repurchase Agreement with Morgan Stanley, 0.06%, dated 03/31/14, due 04/01/14, delivery value $1,088,460 (collateralized by $1,110,233 U.S. Treasury Notes 0.250% - 1.500% due 07/15/15 - 06/30/16, with a value of $1,106,856)	1,088,458
2,757,426	Joint Repurchase Agreement with Barclays, 0.06%, dated 03/31/14, due 04/01/14, delivery value $2,757,431 (collateralized by $2,812,582 U.S. Treasury Inflation Indexed Bonds 3.875% due 04/15/29 and U.S. Treasury Inflation Indexed Notes 0.375% - 0.625% due 07/15/23 - 01/15/24, with a value of $2,782,160)	2,757,426
1,741,532	Joint Repurchase Agreement with Citigroup, 0.05%, dated 03/31/14, due 04/01/14, delivery value $1,741,535 (collateralized by $1,776,367 U.S. Treasury Inflation Indexed Notes 0.125% - 0.375% due 04/15/17 - 07/15/23 and U.S. Treasury Notes 0.625% - 2.000% due 09/30/17 - 09/30/20, with a value of $1,776,007)	1,741,532
		5,587,416

See Notes to Financial Statements.
23

Schedule of Investments (continued)

Principal
Amount	Value
TOTAL SHORT-TERM INVESTMENTS (Cost $5,587,416) (2.4%)	$5,587,416
TOTAL INVESTMENT SECURITIES (93.3%) (Cost $170,717,345)	$221,618,046
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (6.7%)	16,013,128
NET ASSETS (100%)	$237,631,174
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($237,631,174 ÷ 8,731,936 shares outstanding)	$27.21

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of March 31, 2014, the market value of the securities on loan was $6,056,894.
(2)	The rate shown on floating rate securities is the rate at the end of the report- ing period.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
ADR	American Depositary Receipt.
FHLB	Federal Home Loan Bank.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GMTN	Global Medium Term Note.
GNMA	Government National Mortgage Association.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$162,610,391	$—	$—	$162,610,391
Asset-Backed Securities	—	460,389	—	460,389
Commercial Mortgage-Backed Securities	—	3,392,390	—	3,392,390
Corporate Bonds & Notes*	—	20,609,499	—	20,609,499
Foreign Government Obligations	—	928,823	—	928,823
Long-Term Municipal Securities	—	744,988	—	744,988
U.S. Government Agency Obligations	—	18,506,641	—	18,506,641
U.S. Treasury Obligations	—	8,777,509	—	8,777,509
Short-Term Investments	—	5,587,416	—	5,587,416
Total Investments in Securities	$162,610,391	$59,007,655	$—	$221,618,046

*   See Schedule of Investments for further classification.

See Notes to Financial Statements.
24

Statements of Assets and Liabilities at March 31, 2014

	Value Line Small Cap	Value Line Asset
	Opportunities Fund,	Allocation Fund,
	Inc.	Inc.
Assets:
Investment securities, at value*
Investments(1)	$340,131,324	$216,030,630
Repurchase agreements(2)	16,873,756	5,587,416
Total investments, at value	$357,005,080	$221,618,046
Cash	19,423,584	22,408,639
Receivable for securities sold	527,539	197,212
Interest and dividends receivable	250,761	435,376
Receivable for capital shares sold	211,633	628,211
Prepaid expenses	25,723	19,127
Receivable for securities lending income	4,446	1,909
Total Assets	377,448,766	245,308,520
Liabilities:
Payable upon return of securities on loan	18,464,548	6,114,176
Payable for securities purchased	722,565	1,098,080
Payable for capital shares redeemed	189,102	253,946
Accrued expenses:
Advisory fee	229,397	130,321
Service and distribution plan fees	76,466	30,074
Directors’ fees and expenses	710	465
Other	77,482	50,284
Total Liabilities	19,760,270	7,677,346
Net Assets	$357,688,496	$237,631,174
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 shares)	$7,533	$8,732
Additional paid-in capital	189,305,173	184,546,883
Undistributed/(distributions in excess of) net investment income	(44,542)	225,050
Accumulated net realized gain on investments and foreign currency	7,666,484	1,949,795
Net unrealized appreciation of:
Investments and foreign currency translations	160,753,848	50,900,714
Net Assets	$357,688,496	$237,631,174
Shares Outstanding	7,533,064	8,731,936
Net Asset Value, Offering and Redemption Price per Outstanding Share	$47.48	$27.21
* Includes securities on loan of	$18,318,289	$6,056,894
(1)Cost of investments	$179,377,476	$165,129,929
(2)Cost of repurchase agreements	$16,873,756	$5,587,416

See Notes to Financial Statements.
25

Statements of Operations for the Year Ended March 31, 2014

	Value Line Small Cap	Value Line Asset
	Opportunities Fund,	Allocation Fund,
	Inc.	Inc.
Investment Income:
Dividends (net of foreign withholding tax of $3,082 and $18,166, respectively)	$3,682,069	$1,744,498
Interest	8,064	1,086,115
Securities lending income	56,096	20,373

Total Income	3,746,229	2,850,986

Expenses:
Advisory fee	2,558,932	1,292,455
Service and distribution plan fees	851,265	497,043
Sub-transfer agent fees	167,681	96,388
Custodian fees	97,273	99,750
Auditing and legal fees	189,871	111,998
Transfer agent fees	101,441	52,215
Directors’ fees and expenses	69,927	42,672
Printing and postage	115,832	84,723
Registration and filing fees	35,003	33,916
Insurance	41,496	20,719
Other	47,055	28,247
Total Expenses Before Fees Waived (Note 5)	4,275,776	2,360,126
Less: Service and Distribution Plan Fees Waived	—	(198,839)
Net Expenses	4,275,776	2,161,287

Net Investment Income/(Loss)	(529,547)	689,699

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:

Net Realized Gain/(Loss) From:
Investments	25,027,460	5,238,173
Foreign currency transactions	—	(115)
	25,027,460	5,238,058
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	43,412,589	18,452,002
Foreign currency transactions	—	(24)
	43,412,589	18,451,978

Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	68,440,049	23,690,036

Net Increase in Net Assets from Operations	$67,910,502	$24,379,735

See Notes to Financial Statements.
26

Statement of Changes in Net Assets for the Years Ended March 31, 2014 and 2013

	Value Line Small Cap Opportunities Fund, Inc.
	Year ended	Year ended
	March 31,2014	March 31,2013
Operations:
Net investment income/(loss)	$(529,547)	$175,236
Net realized gain on investments	25,027,460	28,569,670
Change in net unrealized appreciation/(depreciation) on investments	43,412,589	19,626,598
Net increase in net assets from operations	67,910,502	48,371,504
Distributions to Shareholders from:
Net investment income	—	(268,724)
Net realized gain from investment transactions	(30,261,485)	(11,021,270)
Total distributions	(30,261,485)	(11,289,994)
Share Transactions:
Proceeds from sale of shares	38,783,780	25,354,365
Proceeds from reinvestment of dividends and distributions to shareholders	29,668,155	11,057,106
Cost of shares redeemed	(57,166,611)	(61,577,701)
Net increase/(decrease) in net assets from capital share transactions	11,285,324	(25,166,230)
Total increase in net assets	48,934,341	11,915,280
Net Assets:
Beginning of year	308,754,155	296,838,875
End of year	$357,688,496	$308,754,155
Distributions in excess of net investment income included in net assets, at end of year	$(44,542)	$(290,847)
Capital Share Transactions:
Shares sold	841,761	656,466
Shares issued to shareholders in reinvestment of dividends and distributions	630,566	296,835
Shares redeemed	(1,231,622)	(1,624,449)
Net increase/(decrease)	240,705	(671,148)

See Notes to Financial Statements.
27

Statement of Changes in Net Assets for the Years Ended March 31, 2014 and 2013 (continued)

	Value Line Asset Allocation Fund, Inc.
	Year ended	Year ended
	March 31,2014	March 31,2013
Operations:
Net investment income	$689,699	$547,108
Net realized gain on investments and foreign currency	5,238,058	3,276,103
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	18,451,978	11,242,500
Net increase in net assets from operations	24,379,735	15,065,711
Distributions to Shareholders from:
Net investment income	(493,208)	(518,992)
Net realized gain from investment transactions	(5,432,019)	(2,841,770)
Total distributions	(5,925,227)	(3,360,762)
Share Transactions:
Proceeds from sale of shares	106,690,524	101,644,757
Proceeds from reinvestment of dividends and distributions to shareholders	5,766,822	3,278,001
Cost of shares redeemed	(52,561,794)	(34,160,483)
Net increase in net assets from capital share transactions	59,895,552	70,762,275
Total increase in net assets	78,350,060	82,467,224
Net Assets:
Beginning of year	159,281,114	76,813,890
End of year	$237,631,174	$159,281,114
Undistributed net investment income included in net assets, at end of year	$225,050	$43,727
Capital Share Transactions:
Shares sold	4,076,715	4,390,262
Shares issued to shareholders in reinvestment of dividends and distributions	214,940	144,151
Shares redeemed	(2,012,305)	(1,474,890)
Net increase	2,279,350	3,059,523

See Notes to Financial Statements.
28

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Value Line Small Cap Opportunities Fund, Inc.
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$42.34	$37.27	$34.29	$27.37	$18.66
Income/(loss) from investment operations:
Net investment income/(loss)	(0.07)	0.02	(0.14)	(0.14)	(0.13)
Net gains/(losses) on securities (both realized and unrealized)	9.44	6.66	3.12	7.06	8.84
Total from investment operations	9.37	6.68	2.98	6.92	8.71
Less distributions:
Dividends from net investment income	—	(0.04)	—	—	—
Distributions from net realized gains	(4.23)	(1.57)	—	—	—
Total distributions	(4.23)	(1.61)	—	—	—
Net asset value, end of year	$47.48	$42.34	$37.27	$34.29	$27.37
Total return	22.21%	18.51%	8.69%	25.28%	46.68%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$357,688	$308,754	$296,839	$321,812	$438,147
Ratio of gross expenses to average net assets(1)	1.26%	1.28%	1.25%	1.21%	1.20	%(2)
Ratio of net investment income / (loss) to average net assets	(0.16)%	0.06%	(0.39)%	(0.38)%	(0.40)%
Portfolio turnover rate	15%	10%	24%	4%	2%

(1)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the years shown. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund. The ratio of expenses to average net assets net of the reimbursement would have been 1.15% for the year ended March 31, 2010.

See Notes to Financial Statements.
29

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Value Line Asset Allocation Fund, Inc.
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$24.68	$22.64	$21.38	$17.95	$13.77
Income from investment operations:
Net investment income	0.08	0.10	0.06	0.08	0.12
Net gains/(losses) on securities (both realized and unrealized)	3.17	2.57	1.88	3.44	4.20
Total from investment operations	3.25	2.67	1.94	3.52	4.32
Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.13)	(0.09)	(0.14)
Distributions from net realized gains	(0.66)	(0.53)	(0.55)	—	—
Total distributions	(0.72)	(0.63)	(0.68)	(0.09)	(0.14)
Net asset value, end of year	$27.21	$24.68	$22.64	$21.38	$17.95
Total return	13.22%	12.05%	9.38%	19.65%	31.40%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$237,631	$159,281	$76,814	$63,153	$58,953
Ratio of gross expenses to average net assets(1)	1.19%	1.25%	1.34%	1.26%	1.31	%(2)
Ratio of net expenses to average net assets(3)	1.09%	1.15%	1.24%	1.16%	1.16	%(4)
Ratio of net investment income to average net assets	0.35%	0.48%	0.28%	0.39%	0.43%
Portfolio turnover rate	29%	40%	53%	34%	30%

(1)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the years shown. The custody credit arrangement was discontinued as of January 1, 2013.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.
30

Notes to Financial Statements

1. Significant Accounting Policies

The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Value Line Funds (the “Value Line Funds”) is a family of 10 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

31

Notes to Financial Statements (continued)

(B) Fair Value Measurements: The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 –	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 –	Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

For the year ended March 31, 2014, there were no transfers between Level 1, Level 2, and Level 3 assets.

The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the year ended March 31, 2014, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Funds’ investments by category.

(C) Repurchase Agreements: Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Funds acquire securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. Each Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Funds, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The joint repurchase agreements held by the Funds at the year end had been entered into on March 31, 2014.

At year end, Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, had investments in joint repurchase agreements with a gross value of $16,873,756 and $5,587,416 on the Statements of Assets and Liabilities. The value of each Fund’s related collateral exceeded the value of the joint repurchase agreements at year end.

32

March 31, 2014

At year end, there were no open repurchase agreements for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.

(D) Federal Income Taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.

Management has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended March 31, 2011 through March 31, 2014), and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

The dividends and distributions were as follows:

	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
Value Line Small Cap Opportunities Fund, Inc.
Dividends per share from net investment income	$—	$0.0383
Distributions per share from net realized gains	$4.2251	$1.5716

Value Line Asset Allocation Fund, Inc.
Dividends per share from net investment income	$0.0601	$0.0978
Distributions per share from net realized gains	$0.6622	$0.5354

(F) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

33

Notes to Financial Statements (continued)

(G) Representations and Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.

Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.

The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%.

As of March 31, 2014, the Funds loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:
			Total
			Collateral
	Value of		(including
	Securities	Value of	Calculated
Fund	Loaned	Collateral	Mark)*
Value Line Small Cap Opportunities Fund, Inc.	$18,318,289	$18,464,548	$18,741,259
Value Line Asset Allocation Fund, Inc.	6,056,894	6,114,176	6,195,256

*	Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

34

March 31, 2014

Additionally refer to Note 1(c) for details on joint repurchase agreements which were entered into using security lending cash collateral.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

			Purchases
			of U.S.	Sales of U.S.
	Purchases of	Sales of	Government	Government
	Investment	Investment	Agency	Agency
Fund	Securities	Securities	Obligations	Obligations
Value Line Small Cap Opportunities Fund, Inc.	$46,999,740	$47,479,201	$—	$—
Value Line Asset Allocation Fund, Inc.	76,732,400	32,562,588	22,519,754	21,218,300

4. Income Taxes

At March 31, 2014, information on the tax components of capital is as follows:
				Net tax
	Cost of			unrealized
	investments	Gross tax	Gross tax	appreciation/	Undistributed	Undistributed
	for tax	unrealized	unrealized	(depreciation)	ordinary	long-term
Fund	purposes	appreciation	depreciation	on investments	income	gain
Value Line Small Cap Opportunities Fund, Inc.	$196,165,961	$161,410,621	$(571,502)	$160,839,119	$—	$7,581,213
Value Line Asset Allocation Fund, Inc.	170,723,299	52,145,724	(1,250,977)	50,894,747	367,243	1,813,556

35

Notes to Financial Statements (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Fund after March 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

As of March 31, 2014, the Funds did not have realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains.

Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales and return of capital from investments.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.

A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
	Undistributed
	Net	Accumulated	Additional
	Investment	Net Realized	Paid-In
	Income/(Loss)	Gains/(Losses)	Capital
Value Line Small Cap Opportunities Fund, Inc.	$775,852	$(374,287)	$(401,565)
Value Line Asset Allocation Fund, Inc.	(15,168)	15,168	—

These reclassifications were primarily due to differing treatments of foreign currency gains/(losses), net operating losses, and return of capital distributions from investments. Net assets were not affected by these reclassifications.

During the year ended March 31, 2014, as permitted under federal income tax regulations, the Value Line Small Cap Opportunities Fund, Inc. elected to defer $44,542 of late year ordinary losses.

The tax composition of distributions paid to shareholders during fiscal 2014 and 2013, were as follows:

	Year Ended March 31, 2014
	Distributions Paid from
			Total
	Ordinary	Long-Term	Distributions
Fund	Income	Capital Gain	Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$30,261,485	$30,261,485
Value Line Asset Allocation Fund, Inc.	857,618	5,067,609	5,925,227

	Year Ended March 31, 2013
	Distributions Paid from
			Total
	Ordinary	Long-Term	Distributions
Fund	Income	Capital Gain	Paid
Value Line Small Cap Opportunities Fund, Inc.	$217,897	$11,072,097	$11,289,994
Value Line Asset Allocation Fund, Inc.	786,290	2,574,472	3,360,762

36

March 31, 2014

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

Advisory fees of $2,558,932 and $1,292,455 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Adviser for the year ended March 31, 2014. This was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly for the Value Line Small Cap Opportunities Fund, Inc. and was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly for the Value Line Asset Allocation Fund, Inc. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers of the Funds and pays their salaries.

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the year ended March 31, 2014, fees amounting to $851,265 and $497,043 before fee waivers for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Distributor under this plan. Effective March 1, 2009, and voluntarily renewed annually, the Distributor contractually agreed to waive 0.10% of the Value Line Asset Allocation Fund, Inc.’s, 12b-1 fees. For the year ended March 31, 2014, the fees waived amounted to $198,839 for Value Line Asset Allocation Fund, Inc. The Distributor has no right to recoup previously waived amounts.

Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2014, fees amounting to $167,681 and $96,388 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid via the Distributor under the sub TA plan.

Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At March 31, 2014, the officers and directors of the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. as a group owned less than 1% of the outstanding shares of each Fund.

37

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (the “Funds”) at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 23, 2014

38

Fund Expenses (unaudited)

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 through March 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	paid during
	account value	account value	period 10/1/13
	10/1/13	3/31/14	thru 3/31/14*
Actual
Value Line Small Cap Opportunities Fund, Inc.	$1,000.00	$1,078.22	$6.47
Value Line Asset Allocation Fund, Inc.	1,000.00	1,066.91	5.71
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc.	1,000.00	1,018.70	6.29
Value Line Asset Allocation Fund, Inc.	1,000.00	1,019.40	5.58

*
Expenses are equal to the Funds’ annualized expense ratio of 1.25% and 1.11%, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

39

PROXY RESULTS FOR VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC. VALUE LINE ASSET ALLOCATION FUND, INC.

A Special Meeting of Shareholders for the shareholders of record on December 27, 2013, previously adjourned on March 4, 2014 because insufficient shares were represented to establish a quorum, was held on March 31, 2014 to approve changes in, or the removal of, certain fundamental investment policies of each Fund, and reclassify certain of the Funds’ investment objectives and policies as non-fundamental.

All proposals were approved by the shareholders of each Fund, which voted as follows:

		VOTES	VOTES	VOTES
	PROPOSAL	FOR	AGAINST	ABSTAINING*
1.	Revise the fundamental policy relating to borrowing
	Value Line Small Cap Opportunities Fund Inc.	2,717,396.752	1,006,630.801	199,933.436
	Value Line Asset Allocation Fund, Inc.	3,037,818.546	1,056,895.447	193,865.319
2A:	Revise the fundamental policy relating to concentration of investments
	Value Line Small Cap Opportunities Fund Inc.	2,719,103.499	1,012,086.214	192,771.276
	Value Line Asset Allocation Fund, Inc.	3,039,872.766	1,054,999.300	193,707.246
2B:	Reclassify the additional policy relating to concentration as non-fundamental
	Value Line Small Cap Opportunities Fund Inc.	2,718,002.582	1,010,714.131	195,244.276
	Value Line Asset Allocation Fund, Inc.	3,040,091.699	1,045,601.829	202,885.784
3:	Revise the fundamental policy relating to lending
	Value Line Small Cap Opportunities Fund Inc.	2,695,376.940	1,022,858.400	205,725.649
	Value Line Asset Allocation Fund, Inc.	3,031,206.387	1,070,385.084	186,987.841
4A:	Revise the fundamental policy relating to real estate and commodities
	Value Line Small Cap Opportunities Fund Inc.	2,714,439.719	1,009,488.283	200,032.987
	Value Line Asset Allocation Fund, Inc.	3,060,765.558	1,045,302.687	182,511.067
4B:	Remove the additional fundamental policy relating to real estate and commodities
	Value Line Small Cap Opportunities Fund Inc.	2,703,944.367	1,019,033.635	200,982.987
	Value Line Asset Allocation Fund, Inc.	3,011,338.812	1,069,984.769	207,255.731
5.	Revise the fundamental policy relating to senior securities
	Value Line Small Cap Opportunities Fund Inc.	2,734,202.908	983,026.112	206,731.969
	Value Line Asset Allocation Fund, Inc.	3,057,224.341	1,039,751.048	191,603.923
6.	Revise the fundamental policy relating to underwriting
	Value Line Small Cap Opportunities Fund Inc.	2,707,356.088	1,010,583.058	206,021.843
	Value Line Asset Allocation Fund, Inc.	3,042,992.507	1,038,144.205	207,442.600
7.	Reclassify the Fund’s investment objective as non-fundamental
	Value Line Small Cap Opportunities Fund Inc.	2,676,456.521	1,048,508.415	198,996.053
	Value Line Asset Allocation Fund, Inc.	2,923,005.643	1,162,822.099	202,751.570
8.	Remove the fundamental policy relating to margin and short sales
	Value Line Small Cap Opportunities Fund Inc.	2,740,549.786	991,207.266	192,203.937
	Value Line Asset Allocation Fund, Inc.	3,021,616.762	1,071,435.917	195,526.633
9.	Remove the fundamental policy relating to diversification of investments
	Value Line Small Cap Opportunities Fund Inc.	2,691,801.984	1,034,256.729	197,902.276
	Value Line Asset Allocation Fund, Inc.	3,060,279.371	1,037,284.120	191,015.821
10.	Remove the fundamental policy relating to investments in unseasoned issuers
	Value Line Small Cap Opportunities Fund Inc.	2,688,590.186	1,031,460.451	203,910.352
	Value Line Asset Allocation Fund, Inc.	3,030,829.764	1,053,895.473	203,854.075

40

(continued)

11.	Remove the fundamental policy relating to investments in issuers owned by the Fund’s trustees or officers
	Value Line Small Cap Opportunities Fund Inc.	2,706,319.001	1,026,369.051	191,272.937
	Value Line Asset Allocation Fund, Inc.	2,983,932.717	1,108,836.618	195,809.977
12.	Remove the fundamental policy relating to purchasing securities for the purpose of exercising control
	Value Line Small Cap Opportunities Fund Inc.	2,681,112.807	1,043,115.607	199,732.575
	Value Line Asset Allocation Fund, Inc.	3,014,991.682	1,084,034.966	189,552.664
13.	Remove the fundamental policy relating to warrants
	Value Line Small Cap Opportunities Fund Inc.	2,691,458.704	1,021,497.348	211,004.937
	Value Line Asset Allocation Fund, Inc.	3,022,442.439	1,041,754.019	224,382.854
14.	Remove the fundamental policy relating to measurement of percentage restrictions on investments
	Value Line Small Cap Opportunities Fund Inc.	2,691,212.531	1,039,346.544	193,401.914
	Value Line Asset Allocation Fund, Inc.	3,065,696.768	1,029,999.840	192,882.704
15.	Remove the fundamental policy relating to the use of Value Line ranking systems
	Value Line Small Cap Opportunities Fund Inc.	N/A	N/A	N/A
	Value Line Asset Allocation Fund, Inc.	3,007,849.053	1,081,323.935	199,406.324

*
“Votes Abstaining” include, for purposes of these proposals, broker non-votes.  Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

41

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2014, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of	% of Dividends
	Qualifying	Eligible for the
	Dividend	Corporate Dividends	Long-Term
Fund	Income	Received Deduction	Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	—%	—%	$30,261,485
Value Line Asset Allocation Fund, Inc.	100	100	5,067,609

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

42

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of the Board. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director*
Mitchell E. Appel Age: 44	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010.	10	Forethought Variable Insurance Trust (September 2013 - present)
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age: 58	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	10	None

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age: 83	Director	Since 1993	Professor of History, Williams College (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	10	None

43

(continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Non-Interested Directors (continued)

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age: 79	Director	Since 2000	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College (1999-2008); President Emeritus, Skidmore College since 1999 and President (1987-1998).	10	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age: 75	Director	Since 2000	Chairman, Institute for Political Economy.	10	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age: 65	Director	Since 2000	Senior Financial Consultant, Veritable L.P. (Investment Advisor until December 2013)	10	None

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age: 60	Director Chairman of Board	Since 2008 Since 2010	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer (1995-2005).	10	None

44

(continued)

Length of
Name, Address,		Time
and Age	Position	Served	Principal Occupations During the Past 5 Years

Officers
Mitchell E. Appel Age: 44	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010.

Michael J. Wagner Age: 64	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington Age: 35	Treasurer and Secretary	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*      Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Funds’ website, www.vlfunds.com.

45

[This Page Intentionally Left Blank.]

46

The Value Line Family of Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.
**	Formerly known as the Value Line Aggressive Income Trust.
***	Formerly known as the Value Line Emerging Opportunities Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.    Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.    Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
 (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management. He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.    Principal Accountant Fees and Services

(a) Audit Fees 2014 - $75,660
   Audit Fees 2013 - $47,064

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2014 -$42,091
  Tax Preparation Fees 2013 -$27,222

(d) All Other Fees – None

(e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2014 -$350
 Aggregate Non-Audit Fees 2013 -$3,250

(h) Not applicable.

Item 5.    Audit Committee of Listed Registrants

Not Applicable.

Item 6.    Investments

Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 9, 2014